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                                                                    Exhibit 4.03



                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                            ADOPTED NOVEMBER 18, 1994
                  (AMENDED NOVEMBER 6, 1996 AND MARCH 25, 1999)



1. PURPOSE AND TYPES OF OPTIONS. This 1994 Stock Option Plan (the "PLAN") is intended to increase the incentives of, and encourage stock ownership by, employees and consultants (including members of the Company's Board of Directors who are not employees of the Company) providing services to Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), or to corporations which are or become subsidiary corporations of the Company. The term "subsidiary corporations" as used in this Plan shall have the meaning specified in Section
4.2 hereof. The Plan is intended to provide such employees and consultants with a proprietary interest (or to increase their proprietary interest) in the Company, and to encourage them to continue their employment or engagement by the Company or its subsidiaries. Options granted pursuant to the Plan, at the discretion of the Company's Board of Directors ("BOARD"), may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("INTERNAL REVENUE CODE"), or options that do not so qualify as incentive stock options and which are referred to herein as non-qualified stock options.


2. STOCK. The capital stock subject to the Plan shall be shares of the Company's authorized but unissued Common Stock ("COMMON STOCK") or treasury shares of Common Stock. The maximum aggregate number of shares of Common Stock which may be issued under the Plan is Three Million Five Hundred Thousand (3,500,000), subject to adjustments pursuant to Section 8 hereof. In the event that any outstanding option under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company which are issued upon exercise of an option granted hereunder are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular stock option agreement), the shares of the Common Stock allocated to the unexercised portion of such option (or the shares so reacquired by the Company pursuant to the terms of the stock option agreement) shall again become available to be made subject to options granted under the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan at any given time, plus the aggregate number of shares which have been issued upon exercise of all options granted under this Plan and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified above in this Section 2 (subject to adjustments under Section 8).


3. ADMINISTRATION. The Plan shall be administered by the Board. Any action by the Board with respect to the administration of the Plan shall be taken by the vote of a majority of a quorum of its members present at a duly held meeting or without a meeting by unanimous written consent of all directors. The interpretation and construction by the Board of any provision of this Plan, or of any option granted pursuant hereto, shall be final, binding and conclusive. No member of the Board shall be liable to the Company or to any subsidiary or parent corporation, or to the holder of any


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1994 Stock Option Plan
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option granted hereunder for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to a committee ("COMMITTEE") appointed by the Board. For purposes of this Plan, all references herein to "Board" shall be deemed to also refer to any such Committee. Any Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections. More specifically, the Board, subject to compliance with the remaining provisions of this Plan, shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

         3.1 SELECTION OF OPTIONEES. To determine the persons providing services to the Company to whom, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

         3.2 NUMBER OF OPTION SHARES. To determine the number of shares of Common Stock to be subject to options granted to each such person;

         3.3 EXERCISE PRICE. To determine the price to be paid for the shares of Common Stock upon the exercise of each option;

         3.4 TERM AND EXERCISE SCHEDULE. To determine the term and the exercise schedule of each option;

         3.5 OTHER TERMS OF OPTIONS. To determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any person to whom the Board determines to grant an option;

         3.6 INTERPRETATION OF PLAN. To interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan;

         3.7 AMENDMENT OF OPTIONS. With the consent of the holder thereof, to modify or amend any option granted under the Plan; and

         3.8 GENERAL AUTHORITY. To take such actions and make such determinations deemed necessary or advisable by the Board for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements.




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1994 Stock Option Plan
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4. ELIGIBILITY AND AWARD OF OPTIONS.

         4.1 AUTHORITY TO GRANT AND ELIGIBILITY. The Board shall have full and final authority, in its discretion and at any time and from time to time during the term of this Plan, to grant or authorize the granting of options to such officers, directors and employees of, and consultants retained by, the Company or its subsidiary corporations as it may select, and to determine the number of shares of Common Stock to be subject to each option. Any individual who is eligible to receive a stock option under this Plan shall be eligible to hold more than one option at any given time, in the discretion of the Board. The Board shall have full and final authority in its discretion to determine, in the case of employees (including employees that are officers or directors), whether such options shall be incentive stock options or non-qualified stock options; however, no incentive stock option may be granted to any person who is not a bona fide employee of the Company or of a subsidiary corporation of the Company. Persons selected by the Board who are prospective employees of, or consultants to be retained by, the Company or its subsidiaries, including members of the Board, shall be eligible to receive non-qualified stock options; provided, however, that in the case of such prospective employment or other engagement, the exercisability of such options shall be subject in each case to such person in fact becoming an employee or consultant, as applicable, of the Company or its subsidiaries.

         4.2 CERTAIN RESTRICTIONS APPLICABLE TO STOCK OPTIONS. No stock option shall be granted to any employee who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section 5.1 hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted and, if an incentive stock option, the period within which the option may be exercised (as provided in Section 5.2 hereof) does not exceed five (5) years from the date the option is granted. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code. For purposes of this Section 4.2, in determining stock ownership, an employee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. Additionally, for purposes of this Section 4.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the employee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the employee or by any other person. Additionally, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not


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1994 Stock Option Plan
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exceed One Hundred Thousand Dollars ($100,000). If the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the options for the first One Hundred Thousand Dollars ($100,000) worth of shares of Common Stock to become exercisable in such calendar year shall be incentive stock options and the options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be non-qualified stock options. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the fair market value of shares of Common Stock permitted to be subject to incentive stock options, such different limit shall be automatically incorporated herein and shall apply to options granted after the effective date of such amendment.

         4.3 DATE OF GRANT. The date on which an option is granted shall be stated in each option agreement and shall be the date of the Board's authorization of such grant or such later date as may be set by the Board at the time such grant is authorized.


5. TERMS AND PROVISIONS OF OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom the option is granted and the Company. Each such agreement shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:

         5.1 EXERCISE PRICE. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Board at the time the option is granted; provided however, that (1) no non-qualified stock option shall have an exercise price less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the option is granted; (2) no incentive stock option shall have an exercise price less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted and (3) all stock options granted to the ten percent (10%) stockholders shall have the exercise price set at not less than one hundred ten percent (110%) of fair market value at the date of the grant, as provided in
Section 4.2 hereof. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Board shall in good faith determine the fair market value of the Company's Common Stock on such date, with such determination being based upon past arms-length


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1994 Stock Option Plan
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sales by the Company of its equity securities and other factors considered relevant in determining the Company's fair value; provided, however, that any individual form of option agreement may provide for alternative means of valuation for the purpose of repurchase at fair market value of shares acquired.

         5.2 TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but no exercise period shall exceed ten (10) years from the date the option is granted (or five (5) years in the case of any incentive stock option granted to a ten percent (10%) stockholder as described in Section 4.2 hereof).

         5.3 EXERCISABILITY. Stock options granted under this Plan shall be exercisable at such future time or times (or may be fully exercisable upon grant), whether or not in installments, as shall be determined by the Board and provided in the form of stock option agreement. Notwithstanding any other provisions of this Plan, no option may be exercised after the expiration of ten
(10) years from the date of grant.

         5.4 METHOD OF PAYMENT FOR COMMON STOCK UPON EXERCISE. Except as otherwise provided in the applicable stock option agreement (subject to the limitations of this Plan), the exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board). At the discretion of the Board, the stock option agreement may provide for (or the Board may permit) the exercise price to be paid by one or more of the following additional alternative methods: (i) the surrender of shares of the Company's Common Stock, in proper form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, provided that such shares (a) have been owned by the optionee for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT") (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or
(b) were obtained by the optionee in the public market, (ii) to the extent permitted under the applicable provisions of the Delaware General Corporation Law, the delivery by the person exercising the option of a full recourse promissory note executed by such person, bearing interest at a per annum rate which is not less than the "test rate" as set by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise, or (iii) any combination of cash, shares of Common Stock or promissory notes, so long as the sum of the cash so paid, plus the fair market value of the shares of Common Stock so surrendered and the principal amounts of the promissory notes so delivered, is equal to the aggregate exercise price. Without limiting the generality of the foregoing, the form of option agreement may provide (or the Board may otherwise permit, in its discretion) that the option be exercised through a "net issue" exercise procedure (cash-less exercise), whereby the optionee may elect to receive shares of the Company's Common Stock having an aggregate fair market value at the date of exercise equal to the net value of the portion of the option


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so exercised as of the exercise date. For purposes of the foregoing, the net value of any option (or portion thereof) as of such exercise date shall be equal to the aggregate fair market value of the shares subject to the option (or portion thereof being exercised) less the aggregate exercise price of the option (or portion thereof). In such event the Company shall issue to the optionee a number of shares of the Company's Common Stock having a fair market value as of the date of exercise equal to the net value of the option (or portion thereof being exercised). No share of Common Stock shall be issued under any option until full payment therefor has been made in accordance with the terms of the stock option agreement (and in compliance with the Plan). Notwithstanding the foregoing, an Option may not be exercised by surrender to the Company of shares of the Company's Common Stock to the extent such surrender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. Any promissory note accepted upon the exercise of an option from a person who is a consultant or other independent contractor retained by the Company or any subsidiary shall be adequately secured by collateral other than the shares of the Common Stock acquired upon such exercise. Additionally, if permitted by the form of stock option agreement, or at the Board's discretion, any such promissory note may permit the payment of principal and interest accruing thereunder by surrender of shares of the Company's Common Stock, in proper form for transfer, and having a fair market value on the date of payment and surrender equal to the dollar amount to be applied to principal and accrued interest thereunder.

         5.5 NON-ASSIGNABILITY. No stock option granted under the Plan shall be assignable or transferable by an optionee except by will or the laws of descent and distribution and each stock option granted under the Plan shall be exercisable only by the optionee during his or her lifetime.

         5.6 TERMINATION OF EMPLOYMENT PROVISIONS APPLICABLE TO STOCK OPTIONS. Each stock option agreement shall comply with the following provisions relating to early termination of the option based upon termination of the employee's employment with the Company:

                  5.6.1 DEATH. Upon the death of an employee of the Company, any stock option which such employee holds may be exercised to the extent it was exercisable at the date of death, within such period after the date of death as the Board shall prescribe in the stock option agreement (but not less than six
(6) months nor more than twelve (12) months after death), by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period.

                  5.6.2 DISABILITY. If the employee's employment with the Company is terminated because of the disability of the employee, any stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (but not less than six (6) months nor more than twelve (12) months after termination by reason of disability) as the Board shall prescribe in the stock option agreement, to the


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1994 Stock Option Plan
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extent such option would otherwise be exercisable during such period. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period unless the employee dies prior thereto, in which event the employee shall be treated as though his or her death occurred on the date of termination resulting from such disability and the provisions of Section 5.6.1 hereof shall apply.

                  5.6.3 TRANSFER TO RELATED CORPORATION. In the event that an employee of the Company leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan, and any reference to employment by the Company shall also be deemed to refer to employment by any parent or subsidiary of the Company.

                  5.6.4 OTHER SEVERANCE. In the event an employee of the Company leaves the employ of the Company for any reason other than as set forth above in this Section 5.6, any incentive stock option which such employee holds must be exercised, to the extent it was exercisable at the date such employee left the employ of the Company, not later than three (3) months after the date on which the employee's employment terminates (or such shorter period as may be prescribed in the option agreement, the minimum specified period being thirty
(30) days). The stock option shall terminate upon the expiration of such prescribed period.

         5.7 EFFECT OF TERMINATION OF ENGAGEMENT OF NON-EMPLOYEES ON NON-QUALIFIED STOCK OPTIONS. The Board, in its discretion, may provide in each non-qualified stock option agreement issued to a consultant or non-employee Director retained by the Company such provisions as the Board deems appropriate with respect to whether, and if so when, the option (or any portion thereof) shall be terminated prior to normal expiration (or otherwise affected) upon any termination of the optionee's engagement as a consultant providing services to the Company. Any reference in this Plan to services of a consultant to the Company shall be deemed (for all purposes of this Plan) to mean and include the existence of a consulting relationship with any parent corporation or subsidiary corporation of the Company.

         5.8 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the provisions of Sections 5.6 and 5.7, if the exercise of an Option within the applicable time periods set forth therein is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant pursuant to Section 4.3.



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         5.9 ALL OPTIONS SUBJECT TO TERMS OF THIS PLAN. In addition to the provisions contained in any option agreement granted under this Plan, each such stock option agreement shall provide that the same is subject to the terms and conditions of this Plan and each optionee shall be given a copy of this Plan. Further, any terms or conditions contained in any such stock option agreement granted hereunder which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

         5.10 OTHER PROVISIONS. Option agreements under the Plan shall contain such other provisions, including, without limitation: (i) restrictions and conditions upon the exercise of the option, (ii) rights of first refusal in favor of the Company (or its assignees) applicable to shares of Common Stock acquired upon exercise of an option which are subsequently proposed to be transferred by the optionee, (iii) lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting an optionee from any sales or other transfers of option stock for a designated period of time following the effective date of a registration statement under the Securities Act of 1933, (iv) other restrictions on the transferability or right to retain shares of the Common Stock received upon the exercise of the option, including repurchase rights at original cost based on a vesting schedule, (v) commitments to pay cash bonuses, make loans or transfer other property to an optionee upon exercise of any option, and (vi) restrictions required by federal and applicable state securities laws, as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan and no such additional provision shall cause any incentive stock option granted hereunder to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Without limiting the generality of the foregoing, the Board may provide in the form of stock option agreement that, in lieu of an exercise schedule, the option may immediately be exercisable in full and provide a "vesting schedule" with respect to the stock so purchased, giving the Company (or its assignees) the right to repurchase the shares of Common Stock at cost (or some other specified amount) to the extent such shares have not become vested upon any termination of the optionee's employment or other engagement with the Company, which vesting may depend upon or be related to the attainment of performance goals or other conditions (such as the passage of stated time periods) pursuant to which the obligation to resell such shares to the Company shall lapse.


6. SECURITIES LAW REQUIREMENTS. The Board shall require any potential optionee, as a condition of the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. No shares of Common Stock shall be issued upon the exercise of any option unless and until: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act and the Securities Exchange Act of 1934, as amended, (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied, and (iii) all other applicable provisions of state and federal law have been satisfied. The


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1994 Stock Option Plan
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Board shall cause such legends to be placed on certificates evidencing shares of
Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.


7. WITHHOLDING TAXES. The exercise of any option granted under this Plan shall be conditioned upon the optionee's payment to the Company of all amounts (in addition to the exercise price) required to meet federal, state or local taxes of any kind required by law to be withheld with respect to shares to be issued on exercise of such option. The Board, in its discretion, may declare cash bonuses to an optionee to satisfy any such withholding requirements or may incorporate provisions in the form of stock option agreement allowing (or after grant of the option may permit, in its discretion) an optionee to satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company's Common Stock already owned by the optionee and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The fair market value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee (whether regular salary, commissions, or otherwise) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options granted under the Plan.


8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         8.1 STOCK SPLITS AND SIMILAR EVENTS. Subject to any required action by the Company's Board and stockholders, the number of shares of Common Stock covered by outstanding options granted under this Plan and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

         8.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be the surviving corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation), the options granted under this Plan shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of such options would have been entitled. A dissolution


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1994 Stock Option Plan
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or liquidation of the Company or a sale of all or substantially all its business and assets or a merger or consolidation in which the Company is not the surviving corporation or which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its parent corporation (determined immediately after such merger or consolidation) will cause the options granted hereunder to terminate, unless the agreement of such sale, merger, consolidation or other acquisition otherwise provides.

         8.3 BOARD'S DETERMINATION FINAL AND BINDING UPON OPTIONEES. The foregoing determinations and adjustments in this Section 8 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such adjustment or action to each optionee; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

         8.4 NO FRACTIONS OF SHARES. Fractions of shares shall not be issued by the Company. Instead, such fractions of shares shall either be paid in cash at fair market value or shall be rounded up or down to the nearest share, as determined by the Board.


         8.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to any optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to options granted hereunder.

         8.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of options under this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


9. NO ADDITIONAL EMPLOYMENT RELATED RIGHTS OR BENEFITS

         9.1 NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in this Plan or in any option granted hereunder shall confer upon any optionee any right with respect to the continuation of his or her employment or other engagement by the Company or interfere in any way with the right of the


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1994 Stock Option Plan
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Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or consulting relationship or to increase or decrease the compensation of any optionee.
Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of an optionee's employment or other engagement shall be determined by the Board.

         9.2 OTHER EMPLOYEE BENEFITS. The amount of any compensation deemed to be received by any employee or consultant as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employment (or other engagement) related benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or as expressly provided for in the option agreement. The granting of an option shall impose no obligation upon the optionee to exercise such option.


10. RIGHTS AS A STOCKHOLDER AND ACCESS TO INFORMATION. No optionee and no person claiming under or through any such optionee shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon the exercise of any option granted under this Plan, unless and until the option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued to the optionee or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right is before the date the optionee became a stockholder. Holders of options granted under this Plan shall be provided annual financial statements. Upon written request to the Secretary of the Company, any optionee shall be entitled to inspect, at the executive offices of the Company, the information made available to stockholders of the Company pursuant to Section 220 or any other applicable provision of the Delaware General Corporation Law. The Company shall deliver to each optionee during the period for which he or she has one or more options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company, except the Company shall not be required to deliver such information to key employees whose duties in connection with the Company assure their access to equivalent information.


11. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the limitations of this Plan, the Board may modify, extend or renew outstanding options granted under the Plan. Furthermore, the Board may, subject to the other provisions of this Plan, upon the cancellation of previously granted options having higher per share exercise prices, regrant options at a lower price; provided, however, that no such modification or cancellation and regrant of an option shall, without the written consent of the optionee, alter or impair any rights of the optionee under any option previously granted under the Plan.

Portola Packaging, Inc.
1994 Stock Option Plan
Page 12



12. USE OF PROCEEDS. The proceeds received from the sale of shares of the Common Stock upon exercise of options granted under the Plan shall be used for general corporate purposes.


13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all options issued hereunder.


14. TERM OF PLAN.

         14.1 EFFECTIVE DATE. The Plan became effective when adopted by the Board on November 18, 1994 but no stock option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders by the vote of the holders of a majority of the outstanding shares of the Company present and entitled to vote at a duly held meeting of the Company's stockholders (or by consent of the holders of the outstanding shares of the Company entitled to vote) in accordance with the requirements of the Company's Bylaws and the Delaware General Corporation Law. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, any incentive stock options previously granted under the Plan shall terminate and no further incentive stock options shall be granted. Subject to the foregoing limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         14.2 TERMINATION. Unless sooner terminated in accordance with Section 15, the Plan shall terminate upon the earlier of: (i) the close of business on the last business day preceding the tenth (10th) anniversary of the date of the Plan's adoption by the Board occurs, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to options granted under the Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to "vesting" or other similar provisions. If the date of termination is determined under clause (i) above, then any options outstanding on such date shall continue to have force and effect in accordance with the provisions of the option agreements evidencing such options.


15. EARLY TERMINATION AND AMENDMENT OF THE PLAN. The Board may from time to time suspend or terminate the Plan or revise or amend it; provided, however, that, without the approval of the Company's stockholders (except as to 15.1 below, which also requires the consent of the affected optionees) at a duly held meeting of the Company's stockholders by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders entitled to vote) in compliance with the requirements of the Company's Bylaws and the Delaware General Corporation Law, no such action of the Board shall:

Portola Packaging, Inc.
1994 Stock Option Plan
Page 13


         15.1 MODIFICATIONS OF OUTSTANDING OPTIONS. Without the consent of each affected optionee, alter or impair any rights of an optionee under any option previously granted under the Plan;

         15.2 INCREASES IN NUMBER OF SHARES SUBJECT TO THE PLAN. Increase the aggregate number of shares of the Common Stock which may be issued upon exercise of options granted under the Plan (except for adjustments made pursuant to Section 8 hereof);

         15.3 CHANGES IN ELIGIBILITY. Change the designation of employees eligible to receive incentive stock options under the Plan;

         15.4 PLAN DURATION. Extend the termination date beyond that provided in
Section 14.2;

         15.5 CHANGES NOT APPROVED BY LEGAL COUNSEL. Otherwise amend or modify the Plan (or outstanding options) under circumstances where stockholder approval is considered necessary in the opinion of legal counsel to the Company; or

         15.6 CHANGES TO THIS SECTION. Amend this Section 15 to defeat its purposes.

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option      ______
                           non-statutory option        ______

Expiration Date of Option:          _____________ [10 years after grant date]

Vesting Schedule:                   You are entitled to purchase the shares set
                                    forth above on the following dates:

                                    On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________,
                                    ________ and ________ commencing _____.

Date of 100% Vesting:               ________________

Employee Stock Option Agreement
Page 2



Frequently Asked                    EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _______________.

Tax Memorandum                      EMPLOYEE ACKNOWLEDGES RECEIPT OF A
                                    MEMORANDUM RE TAX PLANNING DATED
                                    ____________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                 EMPLOYEE:

By: _______________________________     _____________________________________
                                        Signature
Print Name: _______________________
                                        Print Name: _________________________
Title: ____________________________
                                        Social Security No. _________________
Address:  898 Faulstich Court
          San Jose, CA  95112           Address:   __________________________
                                                   __________________________

Employee Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated: _____________________________        _____________________________
                                            Signature

                                            _____________________________
                                            Print Name




             IF EMPLOYEE IS NOT MARRIED, INITIAL HERE: ____________

                             PORTOLA PACKAGING, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                                  OPTION TERMS

         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc. , a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Employee Incentive Stock Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                             O P T I O N   T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 2


         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 3


against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-22 hereof). In this regard, the Employee's transfer of

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 4


any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 5


Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of the death of the Employee, the Employee's estate may, for a period of twelve
(12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 6


Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 7


Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 8


         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 9


                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ___________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.


         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 10


         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option Agreement in the Employee's name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two (2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         18. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 11



         19. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

         20. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided for herein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         21. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         22. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 12

                              SCHEDULE OF EXHIBITS


EXHIBIT "A":               Form of Notice of Exercise for Employee Incentive
                           Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ___________________, ________________, my stock option (granted _________________) to purchase __________________________
shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares

Portola Packaging, Inc.
Page 2


and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                    Signed: _________________________________

                                    Print Name: _____________________________

                                    Social Security No.: ____________________

                                    Address: ________________________________

                                    _________________________________________


                                    Dated: __________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option  _____
                           non-statutory option    _____

Expiration Date of Option:          _____________ [10 years after grant date]

Vesting Schedule:                   You are entitled to purchase the shares set
                                    forth above on the following dates:

                                    On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________,
                                    ________ and ________ commencing _____.

Date of 100% Vesting:      _______________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Employee Stock Option Agreement
Page 2



Frequently Asked                    EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _______________.

Tax Memorandum                      EMPLOYEE ACKNOWLEDGES RECEIPT OF A
                                    MEMORANDUM RE TAX PLANNING DATED
                                    ____________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                   EMPLOYEE:

By: ________________________________      _____________________________________
                                          Signature
Print Name: ________________________
                                          _____________________________________
Title: _____________________________      Print Name:

Address:  898 Faulstich Court             Social Security No. _________________
          San Jose, CA  95112
                                          Address:   __________________________
                                                     __________________________

Employee Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated: ________________________      _________________________________________
                                     Signature

                                     _________________________________________
                                     Print Name




                IF EMPLOYEE IS NOT MARRIED, INITIAL HERE: ______

                             PORTOLA PACKAGING, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc. , a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Employee Incentive Stock Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                            O P T I O N    T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 2



         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 3



notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 4



terms and provisions of Sections 4, 5, 7, 10 and 13-22 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 5



Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of the death of the Employee, the Employee's estate may, for a period of twelve
(12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee's termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 6


Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 7


other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                  7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           7.3.1 the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2 a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                           7.3.3 a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           7.3.4 the sale, exchange or transfer of all or
substantially all of the assets of the Company other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5 a liquidation or dissolution of the Company.

                           7.3.6 any other transaction which qualifies as a
"corporate transaction" under Section

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 8


424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 9


Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legend and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 10


right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 11


         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option Agreement in the Employee's name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two (2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         18. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         19. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

         20. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 12


provided for herein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         21. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         22. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

Portola Packaging, Inc.
Option Terms
Employee Incentive Stock Option Agreement
Page 13


                              SCHEDULE OF EXHIBITS


EXHIBIT "A":               Form of Notice of Exercise for Employee Incentive
                           Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


Portola Packaging, Inc.
890 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ___________________, ________________, my stock option (granted _________________) to purchase __________________________
shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares

Portola Packaging, Inc.
Page 2


and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                    Signed: _________________________________

                                    Print Name: _____________________________

                                    Social Security No.: ____________________

                                    Address: ________________________________

                                    _________________________________________


                                    Dated: __________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option      ______
                           non-statutory option        ______

Expiration Date of Option:          _____________ [10 years after grant date]

Vesting Schedule:                   You are entitled to purchase the shares set
                                    forth above on the following dates:

                                    On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________,
                                    ________ and ________ commencing _____.

Date of 100% Vesting:               ________________

Employee Stock Option Agreement
Page 2



Frequently Asked                    EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _______________.

Tax Memorandum                      EMPLOYEE ACKNOWLEDGES RECEIPT OF A
                                    MEMORANDUM RE TAX PLANNING DATED
                                    ____________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                 EMPLOYEE:

By: _______________________________     _____________________________________
                                        Signature
Print Name: _______________________
                                        Print Name: _________________________
Title: ____________________________
                                        Social Security No. _________________
Address:  898 Faulstich Court
          San Jose, CA  95112           Address:   __________________________
                                                   __________________________

Employee Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated: _____________________________        _____________________________
                                            Signature

                                            _____________________________
                                            Print Name




             IF EMPLOYEE IS NOT MARRIED, INITIAL HERE: ____________

                             PORTOLA PACKAGING, INC.
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                            O P T I O N    T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 2


the exercise price paid for such shares. Employee further understands that Employee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 3


                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 4


subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 5


Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of death of the Employee, the Employee's estate may, for a period of twelve (12) months following the date of such termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 6


                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 7


         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided,

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 8


however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 9


and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED [DATE OF GRANT], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 10


whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 11


reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS


EXHIBIT "A":               Form of Notice of Exercise for Employee Non-Statutory
                           Stock Option Agreement

EXHIBIT "B":               Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
898 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

                           I hereby exercise, as of ___________________,
________________, my stock option (granted _________________) to purchase
________________________ shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares and I live. In addition, I understand that if I am an affiliate of the Company,

Portola Packaging, Inc.
Page 2



I will not be permitted to resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                 Signed: _____________________________________

                                 Print Name: _________________________________

                                 Social Security No.: ________________________

                                 Address: ____________________________________

                                 _____________________________________________


                                 Dated: ______________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                         EMPLOYEE STOCK OPTION AGREEMENT


Employee:         ____________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          __________

Exercise Price:            $______

Date of Grant:             __________

Type of Option:            incentive stock option  _____
                           non-statutory option    _____

Expiration Date of Option:          _____________ [10 years after grant date]

Vesting Schedule:                   You are entitled to purchase the shares set
                                    forth above on the following dates:

                                    On _______________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the 16th day of each ________, ________,
                                    ________ and ________ commencing _____.

Date of 100% Vesting:      _______________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Employee Stock Option Agreement
Page 2



Frequently Asked                    EMPLOYEE ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _______________.

Tax Memorandum                      EMPLOYEE ACKNOWLEDGES RECEIPT OF A
                                    MEMORANDUM RE TAX PLANNING DATED
                                    ____________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant noted above.

PORTOLA PACKAGING, INC.                   EMPLOYEE:

By: ________________________________      _____________________________________
                                          Signature
Print Name: ________________________
                                          _____________________________________
Title: _____________________________      Print Name:

Address:  898 Faulstich Court             Social Security No. _________________
          San Jose, CA  95112
                                          Address:   __________________________
                                                     __________________________

Employee Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Employee hereby consents to the execution of the foregoing Employee Stock Option Agreement and the performance by Employee of his or her obligations thereunder.


Dated: ________________________      _________________________________________
                                     Signature

                                     _________________________________________
                                     Print Name




                IF EMPLOYEE IS NOT MARRIED, INITIAL HERE: ______

                             PORTOLA PACKAGING, INC.
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the employee (the "EMPLOYEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                             O P T I O N  T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Employee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 2


equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Employee further understands that Employee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3. EXERCISE.

                 3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee's employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee's employment with the Company shall be deemed to also refer to Employee's employment with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 3



                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee's notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee's notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee,

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 4


assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Employee's transfer of any or all shares held subject to the Option (either during the Employee's lifetime or on death by will or the laws of intestacy) to the Employee's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Employee agrees not to sell, sell short,

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 5


grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF EMPLOYMENT. Upon the termination of the Employee's employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Employee's employment is terminated because of death of the Employee, the Employee's estate may, for a period of twelve (12) months following the date of such termination exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee's estate shall mean the Employee's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Employee's employment is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Employee may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though the Employee had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Employee's employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Employee's employment is terminated for cause, the Option shall expire on Employee's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the willful breach or habitual neglect of the duties which Employee is reasonably required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee's duties.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 6


                  6.5 OTHER TERMINATION. If the Employee's employment is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Employee or the Employee's estate may, within three (3) months after the date of the Employee's termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination.

                  6.6 TRANSFER OF EMPLOYMENT TO RELATED CORPORATION. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee's own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

                  6.8 EXTENSION IF EMPLOYEE IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee's employment, or (iii) the Expiration Date.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 7


         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the option is not terminates as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                  7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Employee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 8


                           7.3.1 the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2 a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Employee.

                           7.3.3 a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           7.3.4 the sale, exchange or transfer of all or
substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5 a liquidation or dissolution of the Company.

                           7.3.6 any other transaction which qualifies as a
"corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE EMPLOYEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 9


dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Employee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Employee's death, the Option shall be exercised only by the Employee's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee's will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 10


         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED [DATE OF GRANT], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee's employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee's employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Employee's employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety
(90) days or less. In the event of a leave in excess of ninety (90) days, the Employee's employment shall be deemed to terminate on the ninety-first (91st) day

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 11


of the leave unless the Employee's right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

Portola Packaging, Inc.
Option Terms
Employee Non-Statutory Stock Option Agreement
Page 12


         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

                              SCHEDULE OF EXHIBITS

EXHIBIT "A":       Form of Notice of Exercise for Employee Non-Statutory Stock
                   Option Agreement

EXHIBIT "B":       Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                  EMPLOYEE NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
898 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ___________________, ________________, my stock option (granted _________________) to purchase __________________ shares
(the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to

Portola Packaging, Inc.
Page 2


resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                      Signed: __________________________________

                                      Print Name: ______________________________

                                      Social Security No.: _____________________

                                      Address: _________________________________



                                      Dated: ___________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                         DIRECTOR STOCK OPTION AGREEMENT


Director:         ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          ________

Exercise Price:            ________

Date of Grant:             _______________________

Type of Option:            Non-Statutory Option

Expiration Date of Option: _______________________


Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each _________, __________,
                           __________ and __________ commencing _____.

Date of 100% Vesting:      _________________

Other Features:            Acceleration on change of control.

Percent of Non-Vested      100%
Stock that Accelerates
on a Change of Control

Director Stock Option Agreement
Page 2




Frequently Asked                    DIRECTOR ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _____________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                       DIRECTOR:

By: ___________________________________       __________________________________
                                              Signature


Print Name:  __________________________       Print Name:_______________________


Title: ________________________________       Social Security No. ______________


Address:     898 Faulstich Court              Address:   _______________________
             San Jose, CA  95112
                                                         _______________________

Director Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Director hereby consents to the execution of the foregoing Director Stock Option Agreement and the performance by Director of his or her obligations thereunder.


Dated:  ___________________               _____________________________________
                                          Signature
                                          ______________________________________
                                          Print Name



              IF DIRECTOR IS NOT MARRIED, INITIAL HERE: __________

                             PORTOLA PACKAGING, INC.
                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT") by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Optionee (the "OPTIONEE") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. _________________ is a Director of the Company (the "DIRECTOR").

         C. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock ----- option to the Optionee, thereby allowing the Optionee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

                             O P T I O N  T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to the Optionee a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Optionee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 2


Internal Revenue Code. Accordingly, the Optionee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Optionee further understands that Optionee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, the Director must be and remain a director or employee of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order for the Optionee to exercise the Option with respect to the shares applicable to any such period. Any references herein to the Director serving as a member of the Board or employee of the Company shall be deemed to also refer to the Director serving as a member of the Board or an employee of any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Optionee and successors-in-interest to the Optionee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Optionee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to the Optionee, and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 3



                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value made by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Optionee.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Optionee as specified in the Optionee's notice, the Secretary of the Company shall so notify the Optionee within forty-five (45) days after receipt of the Optionee's notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Optionee notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Optionee's notice, the Optionee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in
Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 4


or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 11 and 13-21 hereof).

                           4.6.1 TRANSFER TO FAMILY MEMBER. The Optionee's
transfer of any or all shares held subject to this Option to such Optionee's beneficial owners or to any of their "Immediate Family", as herein defined, or to any custodian or trustee for the account of such beneficial owners or their Immediate Family, or, where the Optionee is the Director, the Director's transfer of any or all shares held subject to the Option (either during the Director's lifetime or on death by will or the laws of intestacy) to the Director's Immediate Family, or to any custodian or trustee for the account of the Director or his or her Immediate Family. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Director or of the beneficial owners of the Optionee, as the case may be.

                           4.6.2 AS SECURITY FOR CERTAIN LOANS. The Optionee's
bona fide pledge or mortgage of any shares with a commercial lending institution.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 5


                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Optionee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Optionee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON CESSATION OF SERVICE AS A DIRECTOR. Upon the termination of the Director's service as a Director or an employee of the Company (and with any Parent or Subsidiary corporation of the Company) (referred to as ceasing to be an "ELIGIBLE DIRECTOR"), the Optionee's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. Upon the death of the Director, the Optionee may, or where the Optionee is the Director, the Director's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination. The Director's estate shall mean the Director's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 DISABILITY. If the Director ceases to be an Eligible Director, the Optionee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination unless the Director dies prior to the expiration of such period, in which event the Director shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.3 OTHER TERMINATION. If the Director ceases to be an Eligible Director for any reason other than provided in Sections 6.1 or 6.2 above, the Optionee may, or where the Optionee is the Director, the Director's estate may, within three (3) months after the date of the Director's termination, exercise the Option to the extent it was exercisable by the Optionee on the date of such termination.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 6


                  6.4 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

                  6.5 EXTENSION IF DIRECTOR IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of the Director's service with the Company until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of the Director's service with the Company, or
(iii) the Expiration Date.

                  7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                           7.1 STOCK SPLITS AND SIMILAR EVENTS;
RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 7


                  7.3 CHANGE OF CONTROL. In the event of a Change of Control
(as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Optionee prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           7.3.1 the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2 a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Optionee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Optionee.

                           7.3.3 a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           7.3.4 the sale, exchange or transfer of all or
substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5 a liquidation or dissolution of the Company.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 8


                           7.3.6 any other transaction which qualifies as a
"corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).


                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON THE OPTIONEE. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Director or to his or her estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Optionee elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Optionee's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 9

other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee's name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after the Director's death, where the Optionee is the Director, the Option shall be exercised only by the Director's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Director's will or, if the Director shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. MEDIUM AND TIME OF PAYMENT.

                  9.1 The option price (and any and all federal, state and local taxes payable by the Optionee by reason of the exercise of this Option as set forth in Section 9.4) shall be payable upon the exercise of the Option in legal tender of the United States (in cash or by certified check), shares of the Common Stock, "Same Day Sales Proceeds" (as defined in Section 9.3) or any combination of such legal tender, shares and Same Day Sales Proceeds.

                  9.2 For purposes of calculating payment of the Option price and taxes, each share of the Common Stock surrendered in payment of such price shall be valued at its fair market value on the date the Option is exercised. Fair market value shall mean (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the date the Option is exercised or, if no report is available for such date, for the next preceding date for which such a report is available or (ii) if the Common Stock is not traded Over-The-Counter or on an exchange or is not so quoted by The Wall Street Journal, the amount determined in good faith by the Chief Executive Officer of the Company on the date an option is exercised by applying the rules and principles of valuation set forth in Treasury Regulation
Section 20.2031-2 relating to the valuation of stock for purposes of Section 2031 of the Internal Revenue Code. Notwithstanding the foregoing, this Option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law or regulation or agreement restricting the redemption of the Company's Common Stock. Unless otherwise provided by the Board, this Option may not be exercised by tender to the Company of shares of Common Stock unless such shares

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 10


of Common Stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  9.3 "SAME DAY SALES PROCEEDS" shall mean the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of options by means of an assignment of the proceeds of a sale of some or all of the shares of Common Stock to be acquired upon such exercise.

                  9.4 It is the intent of the parties that, at the election of the Optionee, the Optionee may deliver shares of Common Stock as set forth in and subject to the limitations imposed by Section 9.2 in payment of taxes payable by the Optionee in connection with the exercise of this Option. Such taxes shall include both state and federal income taxes on all ordinary income realized by the Optionee as a result of the exercise of this Option. The shares so delivered by the Optionee shall be valued at their fair market value in accordance with Section 9.2 and the Company shall treat such shares as taxes withheld. The Company shall pay over to the Internal Revenue Service in cash the fair market value of shares so delivered and shall report to the Internal Revenue Service and the Optionee on Form 1099-MISC or any other appropriate form such withholding taxes.

         10. NON-TRANSFERABLE. The Option shall, during the lifetime of the Director, be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part other than by will or the laws of descent and distribution. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         11. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 11


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED [DATE OF GRANT], A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         12. NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained in the Option shall confer upon the Director any right to continue to serve as a director or an employee of the Company, or with any Parent or Subsidiary corporation of the Company. The Board in its sole discretion shall determine whether any leave of absence or interruption in service (including an interruption during military service) shall be deemed to result in the Director ceasing to be an Eligible Director for the purposes hereof.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Optionee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 12


         16. FURTHER ASSURANCES. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by stock assignments separate from certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Optionee and the Optionee's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Optionee.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Optionee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Optionee acknowledges

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 13


that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

Portola Packaging, Inc.
Option Terms
Director Non-Statutory Stock Option Agreement
Page 14


                              SCHEDULE OF EXHIBITS


EXHIBIT "A":          Form of Notice of Exercise for Director Non-Statutory
                      Stock Option Agreement

EXHIBIT "B":          Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                  DIRECTOR NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
898 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of _____________, __________, my stock option (granted _______________) to purchase __________ shares (the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to

Portola Packaging, Inc.
Page 2


resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                       Signed: _________________________________

                                       Print Name: _____________________________

                                       Social Security No.: ____________________

                                       Address: ________________________________

                                       _________________________________________


                                       Dated: __________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT


Consultant:       ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:          ________

Exercise Price:            ________

Date of Grant:             _______________________

Type of Option:            Non-Statutory Option

Expiration Date of Option: _______________________


Vesting Schedule:          You are entitled to purchase the shares set forth
                           above on the following dates:

                           On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each __________, _________, _________ and _________ commencing _____.

Date of 100% Vesting:      _________________

Consultant Stock Option Agreement
Page 2




Frequently Asked                    CONSULTANT ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _____________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                        CONSULTANT:

By: ___________________________________        _________________________________
                                               Signature

Print Name: ___________________________        Print Name:______________________


Title: ________________________________        Social Security No. _____________


Address:     898 Faulstich Court               Address:  _______________________
             San Jose, CA  95112               _________________________________

Consultant Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE


         The undersigned spouse of the foregoing Consultant hereby consents to the execution of the foregoing Consultant Stock Option Agreement and the performance by Consultant of his or her obligations thereunder.


Dated: ___________________               _______________________________________
                                         Signature

                                         _______________________________________
                                         Print Name



               IF CONSULTANT IS NOT MARRIED, INITIAL HERE: _______

                             PORTOLA PACKAGING, INC.
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT"), by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Consultant (the "CONSULTANT") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to Consultant, thereby allowing Consultant to acquire an ownership interest (or increase Consultant's ownership interest) in the Company.

                              O P T I O N  T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to Consultant a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Consultant to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Consultant understands that under current law, the Consultant will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased over the exercise price paid for such shares. Consultant further understands that Consultant must satisfy

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 2


all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise. Any reference herein to "VESTED SHARES" shall mean those shares under the Option which have vested in accordance with the Vesting Schedule set forth in the Option Agreement.

         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Consultant must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. For purposes hereof "SERVICE RELATIONSHIP" shall mean being a duly elected, acting corporate director, or an advisory board member, independent contractor or employee. Except as otherwise expressly provided herein, the Consultant's service relationship shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Consultant's service relationship with the Company shall be deemed to also refer to Consultant's service relationship with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Consultant and successors-in-interest to Consultant shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Consultant desires to sell or otherwise transfer any of Consultant's purchased shares of Common Stock, the Consultant shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 3


proposed transferee to the Consultant and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Consultant's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Consultant disagrees with the determination of fair market value made by the Board, the Consultant shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Consultant.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Consultant of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Consultant as specified in the Consultant's notice, the Secretary of the Company shall so notify the Consultant within forty-five (45) days after receipt of the Consultant's notice, and settlement thereof shall be made by cash or Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Consultant notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Consultant's notice, the Consultant may, within the sixty (60) day period following the expiration of the forty-five (45) day

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 4


period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in Consultant's notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Consultant's transfer of any or all shares held subject to the Option (either during the Consultant's lifetime or on death by will or the laws of intestacy) to the Consultant's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Consultant or Consultant's Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Consultant.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Consultant only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 5


         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Consultant agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Consultant shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF SERVICE RELATIONSHIP. Upon the termination of Consultant's service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Consultant's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Consultant's service relationship is terminated because of the death of the Consultant, the Consultant's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination. The Consultant's estate shall mean the Consultant's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Consultant's service relationship is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Consultant may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though the Consultant had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Consultant's service relationship is terminated because of a disability, the Consultant may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though Consultant's death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Consultant's service relationship is terminated for cause, the Option shall expire on Consultant's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 6

willful breach or habitual neglect of the duties which Consultant is required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Consultant's duties.

                  6.5 OTHER TERMINATION. If the Consultant's service relationship is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Consultant or the Consultant's estate may, within three (3) months after the date of Consultant's termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination.

                  6.6 TRANSFER OF SERVICE RELATIONSHIP TO RELATED CORPORATION. In the event the Consultant leaves a service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Consultant leaves a service relationship with any Parent or Subsidiary corporation to enter a consulting relationship with the Company or of another such Parent or Subsidiary corporation of the Company, the Consultant shall be deemed to continue in such service relationship with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Consultant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Consultant should consult with the Consultant's own tax advisor as to the tax consequences to the Consultant of any such delayed exercise.

                  6.8 EXTENSION IF CONSULTANT IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Consultant's service relationship until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Consultant's service relationship, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting

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Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 7


from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company's business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the "TEST DATE") of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to the shares purchasable at the test date until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the test date, or (iii) the Expiration Date.

                  7.3 BOARD'S DETERMINATION FINAL AND BINDING UPON CONSULTANT. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Consultant; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.4 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Consultant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 8


dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Consultant nor any person claiming under or through the Consultant shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Consultant or to Consultant's estate.

                  7.5 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Consultant by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Consultant elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Consultant's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Consultant's name or in the name of Consultant's legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Consultant's death, the Option shall be exercised only by Consultant's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under Consultant's will or, if Consultant shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to Consultant's status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 9


         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Consultant, be exercisable only by the Consultant and shall not be transferable or assignable by the Consultant in whole or in part other than by will or the laws of descent and distribution. If the Consultant shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _________________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED SERVICE RELATIONSHIP. Nothing contained in the Option shall: (i) confer upon the Consultant any right with respect to the continuance of Consultant's service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Consultant's service relationship at any time. Except to the extent the Company and the Consultant shall have otherwise agreed in writing, Consultant's service relationship shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in the service relationship (including an interruption during military service) shall be deemed a termination of Consultant's service relationship for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Consultant's service relationship shall not be deemed to terminate if the Consultant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Consultant's service relationship shall be deemed to terminate on the ninety-first

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 10


(91st) day of the leave unless the Consultant's right to reinstate Consultant's service relationship remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as a service relationship for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Consultant acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Consultant represents that the Consultant is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Consultant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Consultant shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Consultant shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Consultant of the Common Stock to

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 11

the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Consultant and the Consultant's successors, heirs and personal representatives, and upon the Company, its successors and assigns.


         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Consultant.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Consultant and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Consultant and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Consultant agrees that the Consultant has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Consultant acknowledges that the Consultant has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

         22. INDEPENDENT CONTRACTOR: INDEMNITY BY THE CONSULTANT. The Consultant agrees that in performing services for the Company, the Consultant is acting as an independent contractor. As such, the Consultant waives any claim of rights to payment by the Company of Social Security Taxes, Income Tax Withholding, Worker's Compensation, Unemployment Compensation, or like benefits normally

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 12


afforded employees of the Company and agrees that Consultant alone shall be responsible for paying said obligations.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 13


                              SCHEDULE OF EXHIBITS


EXHIBIT "A":          Form of Notice of Exercise for Consultant and Independent
                      Contractor Non-Statutory Stock Option Agreement

EXHIBIT "B":          Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
898 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ___________________, ________________, my stock option (granted ________________) to purchase _________________ shares
(the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to

Portola Packaging, Inc.
Page 2


resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                      Signed: __________________________________

                                      Print Name: ______________________________

                                      Social Security No.: _____________________

                                      Address: _________________________________

                                      __________________________________________



                                      Dated: ___________________________________

                             PORTOLA PACKAGING, INC.
                             1994 STOCK OPTION PLAN
                        CONSULTANT STOCK OPTION AGREEMENT


Consultant:       ___________________


Congratulations, you have been awarded an option to purchase shares of Portola Packaging, Inc. Common Stock. This Agreement plus the attached Option Terms (which are incorporated into this Agreement) govern your rights and obligations under the option.

Number of Shares:           ________

Exercise Price:             ________

Date of Grant:              _______________________

Type of Option:             Non-Statutory Option

Expiration Date of Option:  _______________________


Vesting Schedule:           You are entitled to purchase the shares set forth
                            above on the following dates:

                            On _________________, you may exercise this Option for up to twenty percent (20%) of the shares covered hereby (rounded down to the nearest whole number of shares). Thereafter, the remaining number of shares shall vest in sixteen (16) equal quarterly installments on the _____ day of each __________, _________, _________ and _________ commencing _____.

Date of 100% Vesting:       _________________

Other Features:             Acceleration on change of control.

Percent of Non-Vested       100%
Stock that Accelerates
on a Change of Control

Consultant Stock Option Agreement
Page 2




Frequently Asked                    CONSULTANT ACKNOWLEDGES RECEIPT OF
Questions                           "FREQUENTLY ASKED QUESTIONS" DATED
                                    _____________________.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PORTOLA PACKAGING, INC.                       CONSULTANT:


By: __________________________________        __________________________________
                                              Signature

Print Name:  _________________________        Print Name:_______________________


Title: _______________________________        Social Security No. ______________


Address:     898 Faulstich Court              Address:  ________________________
             San Jose, CA  95112              __________________________________

Consultant Stock Option Agreement
Page 3

                                CONSENT OF SPOUSE

         The undersigned spouse of the foregoing Consultant hereby consents to the execution of the foregoing Consultant Stock Option Agreement and the performance by Consultant of his or her obligations thereunder.


Dated: _________________               _________________________________________
                                       Signature

                                       _________________________________________
                                       Print Name




               IF CONSULTANT IS NOT MARRIED, INITIAL HERE: _______

                             PORTOLA PACKAGING, INC.
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT
                                  OPTION TERMS
               (WITH ACCELERATION OF VESTING ON CHANGE OF CONTROL)


         THESE OPTION TERMS ("OPTION TERMS") ARE INCORPORATED INTO THAT CERTAIN CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT ("OPTION AGREEMENT"), by and between Portola Packaging, Inc., a Delaware corporation (the "COMPANY"), and the Consultant (the "CONSULTANT") named in the Option Agreement and dated on the "DATE OF GRANT" set forth therein.

                                 R E C I T A L S

         A. The Company has adopted and implemented its 1994 Stock Option Plan (the "PLAN") permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), to purchase shares of the authorized but unissued Common Stock or treasury shares of the Company ("COMMON STOCK"). The par value of the Company's Common Stock is as set forth in the Option Agreement.

         B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the "BOARD") has authorized the granting of a non-statutory stock option to Consultant, thereby allowing Consultant to acquire an ownership interest (or increase Consultant's ownership interest) in the Company.

                              O P T I O N  T E R M S

         1. GRANT OF STOCK OPTION. As set forth in the Option Agreement, the Company has granted to Consultant a non-transferable and non-assignable option to purchase the number of shares of the Company's Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as "THE OPTION").

         2. TERM AND TYPE OF OPTION. Unless earlier terminated in accordance with Sections 6 or 7.2 hereof, the Option and all rights of the Consultant to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the "EXPIRATION DATE"). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, the Consultant understands that under current law, the Consultant will recognize ordinary income for federal income tax purposes upon exercise of the Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased


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Page 2


over the exercise price paid for such shares. Consultant further understands that Consultant must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise. Any reference herein to "VESTED SHARES" shall mean those shares under the Option which have vested in accordance with the Vesting Schedule set forth in the Option Agreement.

         3. EXERCISE.

                  3.1 SCHEDULE. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

                  3.2 CUMULATIVE NATURE OF EXERCISE SCHEDULE. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Consultant must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a "PARENT CORPORATION" and "SUBSIDIARY CORPORATION," respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. For purposes hereof "SERVICE RELATIONSHIP" shall mean being a duly elected, acting corporate director, or an advisory board member, independent contractor or employee. Except as otherwise expressly provided herein, the Consultant's service relationship shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Consultant's service relationship with the Company shall be deemed to also refer to Consultant's service relationship with any such Parent or Subsidiary corporation of the Company, as applicable.

                  3.3 OVERRIDING LIMITATION ON TIME FOR EXERCISE.
Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

         4. RIGHT OF FIRST REFUSAL. The Consultant and successors-in-interest to Consultant shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

                  4.1 NOTICE OF PROPOSED SALE. If the Consultant desires to sell or otherwise transfer any of Consultant's purchased shares of Common Stock, the Consultant shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such


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proposed transferee to the Consultant and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

                  4.2 OPTION OF COMPANY TO REPURCHASE.

                           4.2.1 REPURCHASE PRICE. For forty-five (45) days
following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Consultant's notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

                           4.2.2 ARBITRATION OF VALUATION DISPUTE.
Notwithstanding the foregoing, in the event that the Consultant disagrees with the determination of fair market value made by the Board, the Consultant shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Consultant.

                           4.2.3 EXERCISE OF REPURCHASE OPTION. In the event the
Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Consultant of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

                  4.3 ASSIGNABILITY OF COMPANY'S RIGHTS HEREUNDER. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

                  4.4 CLOSING OF COMPANY REPURCHASE. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Consultant as specified in the Consultant's notice, the Secretary of the Company shall so notify the Consultant within forty-five (45) days after receipt of the Consultant's notice, and settlement thereof shall be made by cash or Company check not later than forty- five (45) days after the date the Secretary of the Company gives the Consultant notice of the Company's election.

                  4.5 TRANSFERRED SHARES REMAIN SUBJECT TO RESTRICTIONS. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Consultant's notice, the Consultant may, within the sixty (60) day period following the expiration of the forty-five (45) day


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period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2,transfer the shares in the manner specified in Consultant's notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, the form of Notice of Exercise attached hereto as Exhibit "A" (the "NOTICE OF EXERCISE").

                  4.6 EXCEPTIONS TO FIRST REFUSAL RIGHTS. Anything to the contrary contained herein notwithstanding, the transactions set forth herein shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10 and 13-21 hereof). In this regard, the Consultant's transfer of any or all shares held subject to the Option (either during the Consultant's lifetime or on death by will or the laws of intestacy) to the Consultant's "Immediate Family," as herein defined, or to any custodian or trustee for the account of the Consultant or Consultant's Immediate Family, shall be exempt from the provisions of this Section 4. "IMMEDIATE FAMILY" as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Consultant.

                  4.7 WAIVERS BY THE COMPANY. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Consultant only by duly authorized action of its Board.

                  4.8 UNAUTHORIZED TRANSFERS VOID. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

                  4.9 TERMINATION OF FIRST REFUSAL RIGHT. The foregoing right of first refusal shall terminate upon the earlier of:

                           4.9.1 PUBLIC OFFERING. The date equity securities of
the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           4.9.2 ACQUISITION OF THE COMPANY. Immediately prior
to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company's assets, or otherwise, where no express provision is made for the assignment and continuation of the Company's rights hereunder by a new or successor corporation.



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         5. AGREEMENT TO LOCK-UP IN THE EVENT OF PUBLIC OFFERING. In the event of a public offering of the Company's Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Consultant agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Consultant shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         6. RIGHTS ON TERMINATION OF SERVICE RELATIONSHIP. Upon the termination of Consultant's service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Consultant's right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

                  6.1 DEATH. If the Consultant's service relationship is terminated because of the death of the Consultant, the Consultant's estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination. The Consultant's estate shall mean the Consultant's legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

                  6.2 RETIREMENT. If the Consultant's service relationship is terminated by voluntary retirement at or after reaching sixty-five (65) years of age, the Consultant may, within three (3) months following such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though the Consultant had died on the date of retirement and the provisions of Section 6.1 shall apply.

                  6.3 DISABILITY. If the Consultant's service relationship is terminated because of a disability, the Consultant may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination unless the Consultant dies prior to the expiration of such period, in which event the Consultant shall be treated as though Consultant's death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

                  6.4 TERMINATION FOR CAUSE. If the Consultant's service relationship is terminated for cause, the Option shall expire on Consultant's termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, "cause" shall be defined as the


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Page 6

willful breach or habitual neglect of the duties which Consultant is required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Consultant's duties.

                  6.5 OTHER TERMINATION. If the Consultant's service relationship is terminated for any reason other than provided in Sections 6.1, 6.2, 6.3 and 6.4 above, the Consultant or the Consultant's estate may, within three (3) months after the date of Consultant's termination, exercise the Option to the extent it was exercisable by the Consultant on the date of such termination.

                  6.6 TRANSFER OF SERVICE RELATIONSHIP TO RELATED CORPORATION. In the event the Consultant leaves a service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Consultant leaves a service relationship with any Parent or Subsidiary corporation to enter a consulting relationship with the Company or of another such Parent or Subsidiary corporation of the Company, the Consultant shall be deemed to continue in such service relationship with the Company for all purposes of the Option.

                  6.7 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Consultant is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Consultant should consult with the Consultant's own tax advisor as to the tax consequences to the Consultant of any such delayed exercise.

                  6.8 EXTENSION IF CONSULTANT IS SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Consultant to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Consultant's service relationship until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Consultant would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Consultant's service relationship, or (iii) the Expiration Date.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  7.1 STOCK SPLITS AND SIMILAR EVENTS; RECLASSIFICATIONS. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting


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Page 7

from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

                  7.2 MERGERS AND ACQUISITIONS. Subject to any required action by the Company's Board and stockholders, if the Company shall be a constituent corporation in any merger or consolidation, provided the Option is not terminated as set forth below in Section 7.3 upon consummation of such merger or consolidation, this Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of this Option would have been entitled upon such consummation.

                  7.3 CHANGE OF CONTROL. In the event of a Change of Control (as defined below), this Option shall become immediately exercisable in full as of the date thirty (30) days prior to the consummation of such Change of Control. The exercise or vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), for the Acquiring Corporation to assume the Company's rights and obligations under outstanding Options (which, for purposes of this Section 7.3, shall include Options that have become immediately exercisable and fully vested as provided above) not exercised by the Consultant prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "CHANGE OF CONTROL" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                           7.3.1 the direct or indirect sale or exchange by the
stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

                           7.3.2 a merger or consolidation in which the Company
is not the surviving corporation, other than (i) a merger in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving

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corporation or the parent corporation of the surviving corporation and the options are assumed or substituted by the surviving corporation which assumption or substitution shall be binding on the Consultant, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on the Consultant.

                           7.3.3 a merger or consolidation in which the Company
is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation.

                           7.3.4 the sale, exchange or transfer of all or
substantially all of the assets of the Company, other than a sale, exchange or transfer to one or more subsidiaries of the Company.

                           7.3.5 a liquidation or dissolution of the Company.

                           7.3.6 any other transaction which qualifies as a
"corporate transaction" under Section 424 of the Internal Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

                  7.4 BOARD'S DETERMINATION FINAL AND BINDING UPON CONSULTANT. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Consultant; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

                  7.5 NO RIGHTS EXCEPT AS EXPRESSLY STATED. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Consultant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Consultant nor any person claiming under or through the Consultant shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option,


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Page 9


unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Consultant or to Consultant's estate.

                  7.6 NO LIMITATIONS ON COMPANY'S DISCRETION. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. MANNER OF EXERCISE.

                  8.1 GENERAL INSTRUCTIONS FOR EXERCISE. The Option shall be exercised by the Consultant by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Consultant elects to purchase. The Company's obligation to deliver shares upon the exercise of the Option shall be subject to the Consultant's satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Consultant's name or in the name of Consultant's legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

                  8.2 EXERCISE PROCEDURE AFTER DEATH. To the extent exercisable after Consultant's death, the Option shall be exercised only by Consultant's executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under Consultant's will or, if Consultant shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to Consultant's status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

         9. NON-TRANSFERABLE. The Option shall, during the lifetime of the Consultant, be exercisable only by the Consultant and shall not be transferable or assignable by the Consultant in whole or in part other than by will or the laws of descent and distribution. If the Consultant shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.


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Page 10


         10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or to take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED _________________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         11. NO RIGHT TO CONTINUED SERVICE RELATIONSHIP. Nothing contained in the Option shall: (i) confer upon the Consultant any right with respect to the continuance of Consultant's service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Consultant's service relationship at any time. Except to the extent the Company and the Consultant shall have otherwise agreed in writing, Consultant's service relationship shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in the service relationship (including an interruption during military service) shall be deemed a termination of Consultant's service relationship for the purposes hereof.

         12. LEAVE OF ABSENCE. For purposes hereof, the Consultant's service relationship shall not be deemed to terminate if the Consultant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company, of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Consultant's service relationship shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Consultant's right to reinstate Consultant's service relationship remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as a service relationship for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.


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         13. COMMITTEE OF THE BOARD. In the event that the Plan is administered by a committee of the Board (the "COMMITTEE"), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

         14. OPTION SUBJECT TO TERMS OF PLAN. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Consultant acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit "B"). The Consultant represents that the Consultant is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Consultant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

         15. NOTICES. All notices and other communications of any kind which either party to the Option may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

         16. FURTHER ASSURANCES. The Consultant shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Consultant shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Consultant of the Common Stock to the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

         17. SUCCESSORS. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Consultant and the Consultant's successors, heirs and personal representatives, and upon the Company, its successors and assigns.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 12


         18. TERMINATION OR AMENDMENT. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Consultant.

         19. INTEGRATED AGREEMENT. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Consultant and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Consultant and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

         20. OTHER MISCELLANEOUS TERMS. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

         21. INDEPENDENT TAX ADVICE. The Consultant agrees that the Consultant has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, and regarding holding period requirements for preferential tax treatment. The Consultant acknowledges that the Consultant has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

         22. INDEPENDENT CONTRACTOR: INDEMNITY BY THE CONSULTANT. The Consultant agrees that in performing services for the Company, the Consultant is acting as an independent contractor. As such, the Consultant waives any claim of rights to payment by the Company of Social Security Taxes, Income Tax Withholding, Worker's Compensation, Unemployment Compensation, or like benefits normally afforded employees of the Company and agrees that Consultant alone shall be responsible for paying said obligations.

Portola Packaging, Inc.
Option Terms
Consultant Non-Statutory Stock Option Agreement
Page 13



                              SCHEDULE OF EXHIBITS


EXHIBIT "A":           Form of Notice of Exercise for Consultant and Independent
                       Contractor Non-Statutory Stock Option Agreement

EXHIBIT "B":           Stock Option Plan

                                   EXHIBIT "A"

                             PORTOLA PACKAGING, INC.

                         FORM OF NOTICE OF EXERCISE FOR
                 CONSULTANT NON-STATUTORY STOCK OPTION AGREEMENT


Portola Packaging, Inc.
898 Faulstich Court
San Jose, CA  95113
Attn:  Corporate Secretary

         Re:      Notice of Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise, as of ___________________, ________________, my stock option (granted ________________) to purchase _________________ shares
(the "Option Shares") of the Common Stock of Portola Packaging, Inc., a Delaware corporation (the "Company"). Payment of the option price of $______________ is attached to this notice.

         I understand that to the extent deemed necessary by the Company's counsel, the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse such legends, prominently stamped or printed thereon in capital letters, as in the opinion of the Company's counsel may be required by applicable federal, state and foreign securities laws, the 1994 Stock Option Plan (the "Plan") and applicable option agreements thereunder, including the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED ____________, A COPY OF WHICH IS ON FILE WITH THE COMPANY.

         I further understand that in the event I propose to sell, pledge or otherwise transfer any Option Shares to any person or entity, including, without limitation, any stockholder of the Company, the Company shall have the right to repurchase the Option shares under the terms and subject to the conditions set forth in Section 4 of the Option Terms.

         I further understand that currently no "public market" exists for the Company's Common Stock and there can be no assurance such a public market will develop in the future. Accordingly, the Option Shares I purchase under the Plan may have to be held by me indefinitely notwithstanding the registration of such shares. Although the registration statement filed by the Company with the Securities and Exchange Commission with respect to the Option Shares (the "Registration Statement") satisfies most federal securities laws requirements with respect to the resale of the Option Shares, such shares may be subject to resale restrictions imposed by securities laws in the state(s) where any purchaser of my shares and I live. In addition, I understand that if I am an affiliate of the Company, I will not be permitted to

Portola Packaging, Inc.
Page 2


resell solely under the Registration Statement any Option Shares purchased under the Plan, and that such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the Securities Act of 1933, as amended.

         I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.



                                      Signed: __________________________________

                                      Print Name: ______________________________

                                      Social Security No.: _____________________

                                      Address: _________________________________

                                      __________________________________________



                                      Dated: ___________________________________